SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549



                            FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
                   the Securities Act of 1934


Date of Report (Date of earliest event reported)  January 30,2001`

                     PROGOLFTOURNAMENTS.COM
      Exact name of registrant as specified in its charter



Nevada                            333-93521               98-02152222
(State or other jurisdiction of    (Commission         (IRS Employer
Incorporation or organization)      File Number)     Identification No.)



3266 Yonge Street, Suite 1208, Toronto, Ontario      M4N 3P6

(Address of Principal Offices)                      (Zip Code)



Registrants telephone number, including area code (416) 962-4508





                               NA
  (Former name or former address, if changed since last report)


Item 1.   Changes in Control of Registrant

          NA

Item 2.   Acquisition or Disposition of Assets

          NA

Item 3.   Bankruptcy or Receivership

               NA

Item 4.   Changes in Registrant's Certifying Accountant

          NA

Item 5.   Other Events

          On January 30, 2001 the Registrant's  Board of
          Directors voted unanimously to affect a forward split of the Company's common stock on a 2-1 basis. As of January 30, 2001, the holder of each share of common stock will receive two in exchange.

Item 6.   Resignations of Registrant's Directors

          NA

Item 7.   Financial Statements and Exhibits

               The Resolution and Minutes of January 30, 2001 meeting of; the Board of Directors are included as Exhibit A to this document.

Item 8.   Change in Fiscal Year

          NA

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                              February 14, 2001
                                   PROGOLFTOURNAMENTS.COM
                                        (Registrant)

                                   /S/ SANDY WINICK
                                        Sandy   Winick, Secretary











                            EXHIBIT A





                  MINUTES OF DIRECTORS MEETING

                     PROGOLFTOURNAMENTS.COM

Minutes of a meeting of the Board of Directors of PROGOLFTOURNAMENTS.COM duly called and held on January 30, 2001 at 50 West Liberty Street, suite 880, Reno, Nevada, commencing at
10:00 am.

Present were:

         SANDY WINICK _ CHAIRMAN
         HOWARD KLEIN
         MICHAEL LEVINE _ SECRETARY

With the approval of the directors present, SANDY WINICK acted as Chairperson of the meeting and MICHAEL LEVINE, acted as Secretary and recorded the minutes.

On motions duly made and seconded, it was voted that:

1.  The minutes of the last meeting of directors be taken as read.

2. The board of directors hereby passed the resolution effective as of today's date to split the common stock of PROGOLFTOURNAMENTS.COM on a two-for-one basis. Every shareholder of record on January 30, 2001 shall receive two new common shares for one that they hold as of this date.

Dissenting to the motion were none.

There being no further business to transact at this time, it was voted to adjourn the meeting.

Dated January 30, 2001

/S/ Michael Levine                             /S/ Sandy Winick
    MICHAEL LEVINE,Secretary                       SANDY WINICK,
                                                   Chairperson

/S/ Howard Klein
    HOWARD KLEIN



                 DIRECTORS' RESOLUTIONS

 The undersigned, being all the directors of PROGOLFTOURNMENTS.COM,hereby sign the following resolutions:

 BE IT RESOLVED THAT:


 1. The board of directors hereby passed the resolution effective as of today's date to Split the common stock of
PROGOLFTOURNAMENTS.COM on a two-for-one basis. Every shareholder of record on January 30, 2001 shall receive two new common shares for each one that they hold as of this date.

 Dated January 30, 2001.

    /S/ Sandy Winick
        SANDY WINICK

    /S/ Michael Levine
        MICHAEL LEVINE

    /S/ Howard Klein
        HOWARD KLEIN